SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 31, 2009

OPTIONABLE, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51837	52-2219407
(State of Incorporation)	(Commission File Number)	(IRS Employer ID)

95 Croton Avenue, Suite 32, Ossining, New York, 10562
 (Address of principle executive offices)

(914) 773-1100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 31, 2009, after Marc-Andre Boisseau was elected to the Board of Directors (the “Board”) of Optionable, Inc. at the annual meeting of stockholders, the Board approved an annual compensation of $50,000 to him for serving on the Board. Since December 2004, Mr. Boisseau has been Optionable’s Chief Financial Officer, for which he receives separate compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OPTIONABLE, INC.

Date: April 6, 2009	By:	/s/ Marc-Andre Boisseau
Marc-Andre Boisseau
Chief Financial Officer